
<ARTICLE> 5
<LEGEND>
This Schedule Contains Summary Financial Information Extracted From The
Interim Financial Statements For The Quarterly Period Ended September 30,
1997, Of E. I. du Pont de Nemours and Company And Consolidated
Subsidiaries.  The Schedule Is Qualified In Its Entirety By Reference
To Such Financial Statements.
</LEGEND>
<RESTATED>
<MULTIPLIER> 1,000,000

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                          DEC-31-1997
<PERIOD-START>                             JAN-01-1997
<PERIOD-END>                               SEP-30-1997
<CASH>                                           1,485
<SECURITIES>                                       708
<RECEIVABLES>                                    5,858<F1>
<ALLOWANCES>                                         0
<INVENTORY>                                      4,005
<CURRENT-ASSETS>                                13,047
<PP&E>                                          51,615
<DEPRECIATION>                                  29,621
<TOTAL-ASSETS>                                  42,352
<CURRENT-LIABILITIES>                           13,498
<BONDS>                                          5,786
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                        237
<COMMON>                                           347
<OTHER-SE>                                      11,084
<TOTAL-LIABILITY-AND-EQUITY>                    42,352
<SALES>                                         33,749
<TOTAL-REVENUES>                                34,811
<CGS>                                           25,058<F2>
<TOTAL-COSTS>                                   30,349<F3>
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                 459
<INCOME-PRETAX>                                  4,003
<INCOME-TAX>                                     1,860
<INCOME-CONTINUING>                              2,143
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     2,143
<EPS-PRIMARY>                                     1.89<F4>
<EPS-DILUTED>                                     1.86<F4>

<F1>Includes Other Accounts In Addition To Notes And Accounts
Receivable-Trade.
<F2>Includes Other Expenses.
<F3>Cost of Goods Sold and Other Expenses; Depreciation, Depletion and
Amortization; Exploration Expenses, Including Dry Hole Costs and Impairment of Unproved Properties; Selling, General and Administrative Expenses; Purchased-In-Progress Research and Development; Writedown of Assets and Related Costs.
<F4>Restated.

